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                                                                    Exhibit 99
                               NATIONSBANK, N.A
             MONTHLY SERVICING REPORT - BOATMEN'S AUTO TRUST 1996-A
                        JULY 1, 1997 THROUGH JULY 31, 1997


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A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance				                              		$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Prcentage						                               28.44%
    (ii)  Class A-1 Notes Balance						                         $82,654,904.00
    (iii) Class A-1 Notes Rate					                                   	5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage			                              			41.29%
    (ii)  Class A-2 Notes Balance				                        		$120,000,000.00
    (iii) Class A-2 Notes Rate				                                     		6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage				                              		26.27%
    (ii)  Class A-3 Notes Balance			                         			$76,343,707.00
    (iii) Class A-3 Notes Rate		                                     				6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage			                          			4.00%
    (ii)  Class B Certificates Balance					                    	$11,624,943.00
    (iii) Class B Certificates Rate					                                	7.05%
(F) Servicing Fee Rate	                                             					1.00%
(G) Weighted Average Coupon (WAC)						                                  9.53%
(H) Weighted Average Original Maturity (WAOM)			        	    		56.22   	months
(I) Weighted Average Remaining Maturity (WAM)				            		49.45  		months
(J) Number of Receivables		                                         				24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					               	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit -
          otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance						                      2.00%
          (b) Percent of Remaining Pool Balance						                    3.25%
          (c) Trigger Percent of Remaining Pool Balance					            	6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance		                              				$176,466,519.88
(B) Total Note and Certificate Pool Factor				                     		0.6071996
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance	                                   					$0.00
    (ii) Class A-1 Notes Pool Factor			                           			0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance					                          	$88,497,869.88
    (ii) Class A-2 Notes Pool Factor				                           		0.7374822
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance				                          		$76,343,707.00
    (ii) Class A-3 Notes Pool Factor	                           					1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance	                     					$11,624,943.00
    (ii) Class B Certificates Pool Factor						                      1.0000000
(G) Reserve Account Balance				                                		$5,996,905.91
(H) Cumulative Net Losses for All Prior Periods						            $2,307,176.06
(I) Net Loss Ratio for Second Preceding Period			                     			0.83%
(J) Net Loss Ratio for Preceding Period		                            				0.13%
(K) Delinquency Ratio for Second Preceding Period		                  				0.86%
(L) Delinquency Ratio for Preceding Period	                         					0.93%
(M) Weighted Average Coupon (WAC)			                                  			9.51%
(N) Weighted Average Remaining Maturity (WAM)		            				39.17  		months
(O) Number of Receivables                                         						19,134

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections	                            					$8,976,633.00
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal			            			0.00
    (iv) Other Refunds Related to Principal					                         	0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections				                              		1,477,493.89
    (ii)  Repurchased Loan Proceeds Related to Interest				             		0.00
(C) Weighted Average Coupon (WAC)			                                  			9.50%
(D) Weighted Average Remaining Maturity (WAM)		            				38.26  		months
(E) Remaining Number of Receivables	                               					18,530
(F) Delinquent Receivables
                        			       Dollar Amount            #  Units
                                  -------------            --------
    (i)  30-59 Days Delinquent		      4,460,214    	2.67%       443 	   	2.39%
    (ii)  60-89 Days Delinquent				   1,389,433    	0.83%	      139      0.75%
    (iii) 90 Days or More Delinquent		 	984,580    	0.59%       	93 	   	0.50%

(G) Repossessions
				                              Dollar Amount 		         #  Units
                                  -------------            --------
                                  				1,062,391    	0.64%      	97     		0.52%


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 		                        				$30,038.83
(B) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period                      						274,591.64
(C) Liquidated Receivables Information
    (i)   Not Used						                                                  0.00
    (ii)  Not Used					                                                  	0.00
    (iii) Recoveries on Previously Liquidated Contracts					         	8,474.72
(D) Aggregate Net Losses for Collection Period	                					266,116.92
(E) Actual Number of Days in Interest Period					                       	31.00


I. COLLECTIONS
--------------
Interest:
(A) Interest Collections	                                   					$1,477,493.89
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest		                   				0.00
(D) Recoveries from Prior Month Charge Offs			                     			8,474.72
(E) Investment Earnings from the Reserve Account					               	30,038.83
(F) Total Interest Collections						                              1,516,007.44

Principal:
(G) Principal Payments Received					                            	$8,976,633.00
(H) Not Used			                                                        			0.00
(I) Repurchased Loan Proceeds Related to Principal			                  			0.00
(J) Other Refunds Related to Principal	                              					0.00
(K) Total Principal Collections					                             	8,976,633.00

(L) Total Collections				                                     		$10,492,640.44


II. DISTRIBUTIONS						                                        		Per $1,000 of
----------------- 					 			                                   Original Balance
                                                              ----------------
(A) Total Interest Collections	   		      			$1,516,007.44
(B) Servicing Fee 					                       	$147,055.43              		0.51

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest						                  		Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due		   		$0.00                  	0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)				             		0.00                 		0
    (iii)  Class A-1 Notes Monthly Interest
                                               -----------
           Shortfall (after reserve fund draw)   				$0.00                 		0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due	$468,301.23 		      3.902510234
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)		       				468,301.23 		      3.902510234
    (iii)  Class A-2 Notes Monthly Interest
                                               -----------
           Shortfall (after reserve fund draw)  					$0.00 	                	0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due	$429,433.35 	            	5.625
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)		       				429,433.35             		5.625
                                               -----------
    (iii) Class A-3 Notes Monthly Interest
          Shortfall (after reserve fund draw)	  					$0.00                 		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest
          Due 					                            	$68,296.54             		5.875
    (ii)  Class B Certificates Monthly Interest
          Paid (after reserve fund draw)	   					68,296.54             		5.875
                                               -----------
    (iii) Class B Certificates Monthly Interest
           Shortfall (after reserve fund draw) 						$0.00                 		0
(G) Total Note and Certificate Interest Paid
    (after reserve fund draw)		            				$966,031.12
(H) Excess Interest                      						$402,920.89

Principal
(I) Total Principal Collections			        			$8,976,633.00
(J) Draw on Reserve Fund for realized losses 	 	274,591.64
(K) Total Amount Available for Principal
    Distribution 					                      	$9,251,224.64     		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due		 				0.00                 		0
    (ii)  Class A-1 Notes Monthly Principal
          Paid (after reserve fund draw)		        				0.00 	                	0
                                             -------------
    (iii) Class A-1 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00                 		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal
          Due                                	9,251,224.64 	      	77.09353867
    (ii)  Class A-2 Notes Monthly Principal
          Paid (after reserve fund draw)						9,251,224.64 	      	77.09353867
                                             -------------
    (iii) Class A-2 Notes Monthly Principal
          Shortfall (after reserve fund draw)   						0.00 		                0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due			 			0.00                 		0
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)		             				0.00 		                0
                                             -------------
    (iii) Class A-3 Notes Monthly Principal
          Shortfall (after reserve fund draw)  	 					0.00                 		0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal
          Due                                        	0.00 	                	0
    (ii)  Class B Certificates Monthly Principal
          Paid (after reserve fund draw)	        					0.00 	                	0
                                             -------------
    (iii) Class B Certificates Monthly Principal
          Shortfall (after reserve fund draw)    					0.00 	                	0
(P) Total Note and Certificate Principal Paid	9,251,224.64
(Q) Total Distributions						                10,364,311.19
(R) Excess Servicing Releases from Reserve
    Account to Servicer				                   		312,764.08
(S) Amount of Draw from Reserve Account					   	274,591.64
(T) Draw from Reserve Account plus Total
    Available Amount					                   	10,767,232.08

III. POOL BALANCES AND PORTFOLIO INFORMATION
                                             	Beginning	              End
                                             	of Period		          of Period
                                            -------------      ---------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance		    		$176,466,519.88   	 	$167,215,295.24
    (ii)   Total Note  and  Certificate
           Pool Factor		                      		0.6071996          		0.5753673
    (iii)  Class A-1 Notes Balance				               0.00               		0.00
    (iv)   Class A-1 Notes Pool Factor	      			0.0000000           	0.0000000
    (v)    Class A-2 Notes Balance				      88,497,869.88      		79,246,645.24
    (vi)   Class A-2 Notes Pool Factor				      0.7374822          		0.6603887
    (vii)  Class A-3 Notes Balance		      		76,343,707.00 		     76,343,707.00
    (viii) Class A-3 Notes Pool Factor	      			1.0000000          		1.0000000
    (ix)   Class B Certificates Balance		 		11,624,943.00 		     11,624,943.00
    (x)    Class B Certificate Pool Factor  				1.0000000 		         1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)			         	9.51%		              9.50%
    (ii)  Weighted Average Remaining Maturity
          (WAM)	                             39.17 	months	     38.26 		months
    (iii) Remaining Number of Receivables				       19,134 	           	18,530
    (iv)  Portfolio Receivable Balance				 $176,466,519.88 	  	$167,215,295.24

IV. RECONCILIATION OF RESERVE ACCOUNT

(A) Beginning Reserve Account Balance							                    	$5,996,905.91
(B) Draw for Realized losses							                                	274,591.64
(C) Draw for Servicing Fee						                                        		0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount						                       	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								274,591.64
(I) Excess Interest						                                         		402,920.89
(J) Reserve Account Balance Prior to Release							              	6,125,235.16

(K) Reserve Account Required Amount							                       	5,812,471.08

(L) Final Reserve Account Required Amount							                 	5,812,471.08

(M) Reserve Account Release to Servicer							                     	312,764.08

(N) Ending Reserve Account Balance							                        	5,812,471.08

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Aggregate Net Losses before Liquidation Proceeds
    and Recoveries for Collection Period				                   				$274,591.64
(B) Liquidated Contracts
    (i)   Not Used						                                                		0.00
    (ii)  Not Used					                                                			0.00
    (iii) Recoveries on Previously Liquidated Contracts					       			8,474.72
(C) Aggregate Net Losses for Collection Period							              	266,116.92
(D) Net Loss Ratio for Collection Period (annualized)						            		1.86%
(E) Cumulative Net Losses for all Periods							                 	2,573,292.98
(F) Delinquent Receivables
				                             Dollar Amount 		            #  Units
                                 -------------               --------
    (i)  30-59 Days Delinquent			   	4,460,214 	    2.67%	      443     	2.39%
    (ii)  60-89 Days Delinquent		  		1,389,433 	    0.83%      	139 	   	0.75%
    (iii) 90 Days or More Delinquent	 	984,580     	0.59%	       93 	   	0.50%

(G) Repossessions
                             				Dollar Amount            		#  Units
                                 -------------              --------
                                 				1,062,391 	    0.64%	       97    		0.52%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	0.83%
    (ii) Preceding Collection Period					                             			0.13%
    (iii) Current Collection Period								                              1.86%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.94%

(B) Ratio of Balance of Contracts Delinquent 60 Days or
    More to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.86%
    (ii) Preceding Collection Period							                             	0.93%
    (iii) Current Collection Period		                              						1.42%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	1.07%

(C) Loss and Delinquency Trigger Indicator							      	Trigger was not hit




The undersigned officers of NationsBank, N.A., as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.


\s\ Carolyn F. Geiger					\s\ Leslie J. Fitzpatrick
---------------------     -------------------------
Carolyn F. Geiger					    Leslie J. Fitzpatrick
Vice President 		      			Senior Vice President
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